                                                                   Exhibit 10.24
                                                                   mrdi

March 1, 2002
San Mateo

Companhia Vale do Rio Doce
Avenida Graca Aranha, 26
20005-900 Rio de Janiero, RJ
Brasil

Gentlemen,

Mineral Resources Development, Inc. (MRDI) hereby consents to being named in this Annual Report on Form 20-F, as amended, filed by Companhia Vale do Rio Doce (No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), in reference to MRDI's review of CVRD reserves as of December 31, 2000.

Very truly yours,


/s/ Larry B. Smith
Larry B. Smith
Vice President, Exploration & Geology

MRDI USA
Mineral Resources Development, Inc.
2001 W. Camelback Road, Suite 430
Phoenix, Arizona
USA 85015
Tel +1 602 995 3916                       amec
Fax +1 602 995 3921                 An Amec Company
www.amec.com